EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of Capital Environmental Resource Inc. (the “Company”) on Form 10-K for the year ended December 31, 2003, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, David Sutherland-Yoest, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i)	the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Sutherland-Yoest
Name: David Sutherland-Yoest
Title: Chief Executive Officer

June 8, 2004